Exhibit 99.1

Benzinga CCC Presentation October 2021 | OTCQB: ZDPY OTCQB: ZDPY I October 2021 877 - 360 - 8839 | @ZonedProperties BENZINGA CCC | ZDPY

FORWARD - LOOKING STATEMENTS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021 Safe Harbor Statement This press release contains forward - looking statements . All statements other than statements of historical facts included in this press release are forward - looking statements . In some cases, forward - looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions . Such forward - looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission . Investors should not place any undue reliance on forward - looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements . Any forward - looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity . The Company assumes no obligation to publicly update or revise these forward - looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if new information becomes available in the future . COVID - 19 Statement In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . We are monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in our portfolio are open to our Significant Tenants and will remain open pursuant to state and local government requirements . We did not experience in 2020 , and to date have not experienced in 2021 , any material changes to our operations from COVID - 19 . We do not anticipate any such material changes for the remainder of 2021 . Our tenants are continuing to generate revenue at their properties and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while we do not anticipate an impact on our operations, we cannot estimate the duration of the pandemic and potential impact on our business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to our business, including weakened demand for our properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . At this time, the Company is unable to estimate the impact of this event on its operations .

ZONED PROPERTIES ® , INC. Our MISSION To provide a full - spectrum of Real Estate Services for the Regulated Cannabis Industry , positioning the Company for Real Estate Investments & Revenue Growth . Our VISION Our VALUES Integrating Legacy Cannabis into Modern Communities & Markets through Real Estate Development Projects. Sophistication , Safety , Sustainability , Stewardship 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

THE MARKET LANDSCAPE; LOCALITIES 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

THE MARKET LANDSCAPE; REAL ESTATE 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

THE MARKET LANDSCAPE; CANNABIS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

THE MARKET OPPORTUNITY & NEED 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021 How to Fund & Develop $50 BILLION+ of Commercial Real Estate? Real Estate Investment Trusts (REITs) Real Estate Development Firms *Zoned Properties is not a REIT , but we play in the same Sandbox. CAPITAL SERVICES

THE MARKET CHALLENGE Regulated Cannabis Industry Market Challenge Properly predicting the risk and success of a regulated operator, which will in turn affect the potential value of the operating property. How can a Real Estate Company, Fund, or Investor effectively identify real estate or properties with successful operators for acquisition targets and investment opportunities? 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

ZONED PROPERTIES MARKET APPROACH

ZONED PROPERTIES INC

ZONED PROPERTIES INC

(Real Estate Assets & Investment Revenue)



Zoned Properties Property Portfolio
Zoned Properties Advisory Services
Zoned Properties Brokerage Services
Zoned Properties Franchise Services
Zoned Properties PropTech Services

(Real Estate Services Revenue & Growth Divisions)

Zoned Properties has positioned the organization as a leading real estate development firm for emerging and highly regulated industries, specifically focusing its best practices on the emerging regulated cannabis industry. We are redefining strategic approaches to commercial real estate in regulated sectors through value-driven service offerings built out of market necessity to support an evolving and increasingly complex business landscape.

OTCQB: ZDPY I October 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES PORTFOLIO 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021 Quarter Milestone with new Base Rental Revenue Properties Owned Square Feet Owned Square Feet Rentable Annual Base Rental Revenue 2020 Q1 (Actual) 4 2,302,629 SQF 102,937 SQF $972,000 2021 Q1 (Actual) 4 2,302,629 SQF 102,937 SQF $1,074,000 2021 Q3* (Actual) 4 2,302,629 SQF 130, 449 SQF $1,344,718 2022 Q1** (Projected) 4 2,302,629 SQF 160, 449 SQF $1,639,918 2023 Q1** (Projected) 4 2,302,629 SQF 190,449 SQF $1,935,118 2024 Q1** (Projected) 4 2,302,629 SQF 220,449 SQF $2,230,318 *Actual - Beginning September 01, 2021 **Projected for Completion

ZONED PROPERTIES MARKET APPROACH

ZONED® PROPERTIES INC

ZONED® PROPERTIES INC

(Real Estate Assets & Investment Revenue)


Zoned Properties Property Portfolio
Zoned Properties Advisory Services
Zoned Properties Brokerage Services
Zoned Properties Franchise Services
Zoned Properties PropTech Services

(Real Estate Services Revenue & Growth Divisions)

Our investment thesis here is simple: If operators succeed, (i.e. our clients and tenants), then Zoned Properties succeeds (i.e. as landlords and service providers)….Allowing us to increase property values, mitigate risk, and capture service revenues along the way to boost cash position and cover overhead costs. The process also creates access to future investment/acquisitions to grow our portfolio.

OTCQB: ZDPY I October 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES ADVISORY SERVICES Client & Partner TESTIMONIALS “Our business would not exist without the strategic guidance from Zoned Properties.” – Valera K. Chief Compliance Officer “Zoned Properties has been an excellent partner in this project.” – Ruth M. Development Services Director “The Town of Parachute is excited to see a Zoned Properties development come to town.” – Stuart M. Town Manager We help clients develop Cannabis Projects Let us develop your project, so you can develop your business. Secure Your Property Develop Your Project Sustain Your Profits 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

ZONED PROPERTIES BROKERAGE SERVICES Real estate transactions in the regulated cannabis industry can be extremely challenging. That’s why we created our own licensed brokerage team to directly guide clients through the process toward a successful transaction. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021 PROPERTIES BROKERAGE LLC

ZONED PROPERTIES STRATEGIC PROJECTS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021 2. Help Operators succeed at those properties 1. Help Operators identify properly zoned properties 3. Help Operators increase foot - traffic to properties (PropTech Services) (PropTech Services) (Franchise Services)

ZONED PROPERTIES PROPTECH PROJECT • We believe Property Technology will become a significant driver of value in regulated real estate marketplaces, especially regulated cannabis industry . • Zoned Properties has partnered with & provided $ 90 , 000 investment for a GIS zoning and mapping platform, REZONE , to leverage our real estate expertise through a scalable property technology platform . • Through our capital investment, Zoned Properties holds a 50 % equity stake in REZONE along with our partner, Zoneomics . 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

ZONED PROPERTIES FRANCHISE PROJECT • We believe Franchise Organizations are strong drivers of value for real estate development and investment opportunities . • Zoned Properties has partnered with & provided $ 200 , 000 investment for a national cannabis retail franchisor, Open Dør Dispensaries , to leverage our real estate services across a multi - state platform . • Through our convertible debenture, Zoned Properties has the right to convert its investment for up to a 33 % equity stake . 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

ZONED PROPERTIES PROPTECH PROJECT 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021 • We believe Property Technology will become a significant driver of value in regulated real estate marketplaces, especially regulated cannabis industry . • Zoned Properties has partnered with & provided $ 85 , 000 + investment for a brick & mortar real estate platform, using consumer - centric and brand - centric property technology solutions to drive foot - traffic . • Through our capital investment, Zoned Properties holds a 50 % equity stake in BEAKON along with our partner, and together we hold the exclusive license to apply Hownd’s existing technology to the Cannabis industry .

ZONED PROPERTIES GROWTH MODEL 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021 Strategic Projects

SUMMARY CAPITAL STRUCTURE Book Value (BV) of Total Capital Market Value (MV) of Total Capital 1 $2.02M of Debt + $6.09M of Stockholders’ Equity = $8.11M BV of Total Capital 2 $2.02M of Debt + $7.50M of MV Equity ($0.615/share at 6/30/2021 * 12.20M shares outstanding) = $9.52 MV of Total Capital Total Capital Total Capital Book Value of Equity Total Debt Market Value of Equity Total Debt 79% 21% 75% 25% $8.1M 1 $9.5M 2 (As of June 30, 2021) *$ in millions 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

SUMMARY STATEMENTS OF OPERATIONS Year Six Months Ended Year Ended 6/30/2021 12/31/2020 12/31/2019 12/31/2018 12/31/2017 Total revenues $895,909 $1,215,442 $1,260,421 $1,236,930 $2,113,864 Total operating expenses $799,624 $1,177,709 $1,259,706 $3,198,413 $1,416,698 Interest expenses $60,000 $120,000 $120,000 - $42,983 Interest expenses – related parties $600 $1,200 $1,200 $121,200 $129,288 Net income (loss) $41,259 $(78,338) $(12,281) 1 ($2,027,278) 2 $1,377,902 3 Total Common Shares Outstanding 12,201,548 12,011,548 11,901,548 17,441,552 17,345,497 1 Includes $108,204 one - time gain from receipt of utilities rebate. 2 Includes $1.9 million one - time, non - cash write - off of deferred rent receivable. 3 Includes $ 831,753 one - time gain from the sale of property. 877 - 360 - 8839 | @ZonedProperties (As of June 30, 2021) OTCQB: ZDPY I October 2021

SUMMARY BALANCE SHEETS As of 6/30/2021 12/31/2020 Cash $1,031,316 $699,335 Rental Properties, net $6,582,173 $7,027,436 Total Debt $2,020,000 $2,020,000 Total Liabilities $2,279,858 $2,192,000 Total Shareholders’ Equity $6,088,705 $5,935,737 $6,088,705 $2,279,858 $8,368,563 Total Shareholders' Equity Total Liabilities Total Assets Summary Balance Sheets as of June 30, 2021 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

INDUSTRY LEADERSHIP Executive Councils & Memberships 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

David Honaman Independent Director COMPANY LEADERSHIP Executive Management Board of Directors Bryan McLaren Chairman Alex McLaren Director Art Friedman Independent Director Derek Overstreet Independent Director 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021 Bryan McLaren, MBA Chief Executive Officer Chief Financial Officer Berekk Blackwell Chief Operating Officer

ZONED PROPERTIES ® , INC. TIGHT CAPITAL STRUCTURE 12,201,548 COMMON SHARES (As of June 2021) 2 MILLION SQ. FT. OF PROPERTY OWNERSHIP (No Toxic Debt) ANCILLARY / NON - PLANT TOUCHING EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB COMMUNITY FOCUSED REGULATED CANNABIS CO. OVER 5 - YEARS AS PUBLIC COMPANY IN REGULATED CANNABIS CASH FLOW POSITIVE FROM OPERATIONS MULTI - STATE EXPERIENCE & PROVEN SUCCESS 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021

FOR MORE INFORMATION COMPANY CONTACT Bryan McLaren ; Chairman & CEO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I October 2021